Intangible Assets, Net	6 Months Ended
Jun. 30, 2024
Intangible Assets, Net [Abstract]
INTANGIBLE ASSETS, NET

7. INTANGIBLE ASSETS, NET

Intangible assets, net consisted of the following:

	As of
	December 31,	June 30,
	2023	2024
	RMB	RMB	US$
Software	2,096,218	2,324,733	326,196
Less: accumulated depreciation	(101,350)	(207,661)	(29,138)
	1,994,868	2,117,072	297,058
Less: impairment charges	-	(567,017)	(79,561)
Intangible assets, net	1,994,868	1,550,055	217,497

Amortization expense was RMB 112,930 and RMB 106,311 (US$ 14,917) for the six months ended June 30, 2023 and 2024, respectively.

During the six months ended June 30, 2024, there was a triggering event of negative cash flow and operating losses at the freight forwarding and warehousing asset group level that indicated the carrying amounts of the Company’s long-lived assets may not be recoverable. In accordance with ASC 360, with regard to the long-lived assets, the Company performed an undiscounted cash flow analysis and concluded that the carrying value of the asset group was not recoverable. Accordingly, the Company then performed analysis to estimate the fair value of the other long -lived assets and recognized an impairment charge within operating expenses of RMB 567,017 (US$ 79,561) against the intangible assets by the amount by which the carrying value of the asset group’s long-lived assets exceeded their estimated fair value for the six months ended June 30, 2024. Key assumptions utilized in the determination of far value include expected future cash flows and working capital requirements. While the Company believe the expectations and assumptions about the future are reasonable, they are inherently uncertain. No impairment charges were recognized during the six months ended June 30, 2023.